SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                          Date of Report: July 29, 2004


                         Commission file number 0-14706.
                                                -------

                          INGLES MARKETS, INCORPORATED
                          ----------------------------
             (Exact name of registrant as specified in its charter)


             NORTH CAROLINA                               56-0846267
           ----------------------------                -------------
           (State or other jurisdiction                (IRS Employer
             of incorporation)                       Identification No.)


                  P.O. Box 6676, Asheville, NC           28816
                  ----------------------------------------------
              (Address of principal executive offices) (Zip Code)


                                 (828) 669-2941
              ----------------------------------------------------
              (Telephone number of registrant, including area code)

                                      None
           -----------------------------------------------------------
          (Former name or former address, if changes since last report)






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 Item 7.          Financial Statements and Exhibits.

(c)      Exhibits.

         Exhibit Number                 Exhibit
         --------------                 -------

         99.1                           Press Release dated July 29, 2004


Item 12.         Results of Operations and Financial Condition.

On July 29, 2004, Ingles Markets, Incorporated ("IMKTA") issued a press release announcing financial information for its third fiscal quarter ended June 26, 2004. The press release is attached as Exhibit 99.1 to this Form 8-K.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             INGLES MARKETS, INCORPORATED



                             /s/ Brenda S. Tudor
                             -------------------------------------------
                             Brenda S. Tudor
                             Vice President-Finance and Chief Financial Officer


Dated July 29, 2004


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                                INDEX TO EXHIBITS


Exhibit Number                          Exhibit
--------------                          -------

99.1                                    Press Release dated July 29, 2004